Exhibit 99.1

AMENDMENT NO. 1 TO BULK PURCHASE AND SALE AGREEMENT

This Amendment No. 1 to Bulk Purchase and Sale Agreement (this "Amendment"), dated December 30, 2009, is between West Coast Bank, an Oregon bank ("Seller"), and S-CAP 09-5080, LLC, a Delaware limited liability company ("Purchaser"), and amends the Bulk Purchase and Sale Agreement, made as of December 30, 2009, between Seller and Purchaser (the "Agreement").  Seller and Purchaser agree as follows:

1.           The Agreement is amended by restating the first sentence of Section 5 in its entirety as follows:  "This transaction shall close on or before 12:00 p.m. (Pacific) on December 31, 2009 (the "Closing Date")."  All references to "December 30, 2009" in the Agreement are revised to be references to "December 31, 2009."

2.           All other terms and conditions of the Agreement not expressly modified by this Amendment remain in full force and effect.

3.           This Amendment is governed by the laws of the State of Oregon, without reference to its conflict of law principles.

4.           This Amendment may be executed in any number of counterparts, all of which when taken together shall constitute one instrument.

The duly authorized representatives of the undersigned have executed and delivered this Amendment No. 1 to Bulk Purchase and Sale Agreement effective on the date first set forth above.

WEST COAST BANK, an Oregon bank		S-CAP 09-5080, LLC, A Delaware Limited
Liability Company

By:	/s/ Hadley Robbins	By:	Sierra Capital Investment Partners, Inc, a
	Hadley Robbins, EVP		Delaware Corporation, Manager,

			By:	/s/ Keffer C. Norris
Name:
President/CEO

By:
Name:
V. P. Acquisitions

Exhibit 99.1

BULK PURCHASE AND SALE AGREEMENT

This Bulk Purchase and Sale Agreement (the "Agreement") is made as of the Effective Date (as defined in Section 17.15 below) by and between WEST COAST BANK, an Oregon banking corporation (hereinafter "Seller"), and S-CAP 09-5080, LLC, a Delaware limited liability company (hereinafter "Purchaser").

RECITALS

A.           Seller has accepted a trustee's foreclosure deed or a deed in lieu of foreclosure describing the improved real property described in Exhibit A attached hereto.(

B.           Seller desires to sell to Purchaser and Purchaser desires to purchase the Property (as defined in Section 2).

AGREEMENT

Now, therefore, in consideration of the recitals above and the mutual covenants and agreements contained below, Seller and Purchaser agree and covenant as follows:

1.           Agreement of Purchase and Sale.  Seller agrees to sell the Property (as defined in Section 2 to Purchaser, and Purchaser agrees to purchase the Property (as defined in Section 2) from Seller, in accordance with the terms and conditions of this Agreement.

2.           Property.  The "Property" as used in this Agreement shall include the real property set forth in Exhibit A together with any structures or other improvements thereon, and any easements, rights of way, water, water rights, minerals, mineral rights, and other entitlements appurtenant to such real estate.

3.           Indicative Bid Price.  The purchase price for the real property set forth in Exhibit A shall be $12,670,000.00 (the "Purchase Price").  The Purchase Price shall be payable in full in cash at closing.

4.           Earnest Money.  Purchaser shall deposit cash ("Earnest Money") with Clark County Title (the "Escrow Holder"), 1400 Washington Street, Suite 100, Vancouver, Washington 98660, in the amount of Zero Dollars ($0) within one day of the Effective Date.  The Earnest Money shall be disbursed from escrow as provided in Sections 6.3 and 6.4 below.  If this sale closes, the Earnest Money shall be credited toward payment of the Purchase Price.  Purchaser and Seller shall deliver a fully executed copy of this Agreement to the Escrow Holder.  Purchaser and Seller hereby authorize their respective attorneys to execute and deliver into escrow any additional or supplemental instructions as may be necessary or convenient to implement the terms of this Agreement and to close this transaction.  In the event of any conflict between such additional or supplemental instructions and the express terms of this Agreement, the terms of this Agreement shall control.

5.           Closing Date.  This transaction shall close on or before December 30, 2009 (the "Closing Date").  The transaction shall be considered closed when the Purchase Price has been received by Seller and the deed or deeds to the Property described in Section 7.1.1 have been executed and delivered to Purchaser.

6.           Conditions to Closing.

6.1         Conditions Precedent to Purchaser's Obligations.  The close of escrow and Purchaser's obligations with respect to the transaction contemplated by this Agreement are subject to the satisfaction, not later than the dates set forth below, of the following conditions, and the obligations of the parties with respect to such conditions are as follows:

6.1.1          Title Insurance.  It shall be a condition to closing that as of the close of escrow, the Escrow Holder shall have committed to issue the title policy to Purchaser required by Section 8 below.  In the event Seller does not deliver a title policy to Purchaser on a property or the properties listed in Exhibit A insuring marketable title to be vested in Purchaser as required by Section 8 below within the thirty (30) days after the Closing Date, then Seller shall have an obligation, upon notice by Purchaser, to repurchase such property or properties at the agreed upon Purchase Price set forth on Exhibit A.  Purchaser shall give Seller fifteen (15) days notice that Purchaser has elected to require Seller to repurchase such property or properties.  If Seller cannot cause the required title policy to be issued within said fifteen (15) days, then Seller shall within five (5) days deposit in escrow the total amount of the Purchase Price for such property or properties.  Purchaser shall execute and deliver to escrow deeds reconveying such property or properties to Seller, which deeds shall include a warranty that Purchaser has not encumbered such property or properties, and any additional transfer documentation reasonably deemed necessary by Seller.

6.1.2          Value of Property.  Purchaser has obtained broker price opinions of the value of the Property or Purchaser has undertaken such other investigation of the value of the Property as it deems appropriate and confirms by this Agreement that the Purchase Price is acceptable.

6.1.3          Lease Review.  It shall be a condition to closing that a copy of any leases affecting all or any portion of the Property of which Seller has actual knowledge ("Leases") be delivered to Purchaser and approved as provided below.  On or before December 24, 2009, Seller shall deliver or cause to be delivered to Purchaser copies of the Leases.  Purchaser shall have the right to review and approve the Leases in its sole discretion on or prior to December 29, 2009.  Purchaser's failure to respond timely shall constitute Purchaser's approval of the Lease provided.  Unless Purchaser determines that the Leases are unacceptable and terminates this Agreement, Purchaser shall take title to the Property subject to all Leases and the rights of tenants named therein.

6.1.4          Site Study.  Purchaser has had the opportunity to engage consultants or engineers of Purchaser's choosing to conduct site studies of the Property as Purchaser deems necessary.  Purchaser and its agents have had the right to enter the Property to make such tests, inspections, studies, and other investigations as Purchaser may require, at Purchaser's expense and risk.  Purchaser shall indemnify and hold Seller harmless from any loss, damage, or claim arising out of Purchaser's access to the Property for the purpose of making tests, inspections, studies, and other investigations.  Purchaser is satisfied with the condition of the Property.

6.1.5          Seller's Deliveries.  It shall be a condition to closing that Seller shall have timely delivered each and every item to be delivered by Seller pursuant to this Agreement.

The conditions set forth in this Section 6.1 are solely for the benefit of Purchaser and may be waived only by Purchaser.  Purchaser shall at all times have the right to waive any condition.  Such waiver or waivers shall be in writing to Seller.  Purchaser may propose to waive the conditions as to some but not all of the lots that comprise the Property, but Seller shall not be obligated to allow Purchaser to do so.  In the event Seller, in its sole discretion, permits Purchaser to waive the conditions with respect to less then all of said lots, the lots for which the conditions have not been waived shall be removed from this Agreement, and the Purchase Price for the remaining lots shall be adjusted pursuant to a written agreement entered into by Seller and Purchaser at such time.

6.2         Conditions Precedent to Seller's Obligations.  The close of escrow and Seller's obligations with respect to the transactions contemplated by this Agreement are subject to Purchaser's delivery to the Escrow Holder on or before the Closing Date, for disbursement as provided herein, of the Purchase Price, Purchaser's share of adjustments and prorations, and the documents and materials described in Section 7.2.

6.3         Failure of Purchaser's Conditions.  In the event any of the conditions set forth in Sections 6.1.1 through 6.1.4 are not timely satisfied or waived, this Agreement, the escrow, and the rights and obligations of Purchaser and Seller under this Agreement shall terminate, except as otherwise provided herein, and the Escrow Holder is hereby instructed to promptly return the Earnest Money to Purchaser (minus the amount of any cancellation charges required to be paid by Purchaser under Section 6.5).

6.4         Satisfaction of Purchaser's Conditions.  In the event all of the conditions stated in Sections 6.1.1 through 6.1.4 are satisfied or waived, the Escrow Holder shall deliver all the Earnest Money to Seller promptly upon Seller's request and the Earnest Money shall thenceforth be nonrefundable to Purchaser and shall be the sole property of Seller.

6.5         Cancellation Fees and Expenses.  In the event this escrow terminates because of the nonsatisfaction of any condition for a reason other than the default of Seller or Purchaser under this Agreement, any cancellation charges required to be paid to the Escrow Holder shall be borne equally by Seller and Purchaser.  In the event this escrow terminates because of Seller's default, the cancellation charges required to be paid to the Escrow Holder shall be borne by Seller.  In the event this escrow terminates because of Purchaser's default, any cancellation charges required to be paid to the Escrow Holder shall be borne by Purchaser.

7.           Deliveries to Escrow Holder.

7.1         By Seller.  On or before the Closing Date, Seller shall deliver the following in escrow to the Escrow Holder:

7.1.1          Deed.  One or more statutory bargain and sale deeds, substantially in the form attached as Exhibits B and B-1, as applicable, duly executed and acknowledged in recordable form by Seller, conveying the Property to Purchaser, subject only to nondelinquent property taxes, the Permitted Exceptions, and other matters that may be approved in writing by Purchaser.

7.1.2          Nonforeign Certification.  Seller represents and warrants that it is not a "foreign person" as defined in IRC §1445.  Seller will give an affidavit to Purchaser to this effect in the form required by that statute and related regulations.

7.1.3          Tax Affidavit.  In the event the conveyance of the Property is subject to an excise tax or transfer tax, Seller shall sign and deliver an affidavit or other form required by the applicable jurisdiction.

7.1.4          Proof of Authority.  Such proof of Seller's authority and authorization to enter into this Agreement and consummate the transaction contemplated by it, and such proof of the power and authority of the persons executing and/or delivering any instruments, documents, or certificates on behalf of Seller to act for and bind Seller, as may be reasonably required by the Escrow Holder and/or Purchaser.

7.1.5          Assignment and Assumption of Leases.  If there are any Leases affecting the Property, an assignment and assumption of leases, substantially in the form attached as Exhibit C, duly executed and acknowledged by Seller in recordable form, assigning to Purchaser all of Seller's right, title, and interest in and to all the Leases and tenant deposits.

7.1.6          Tenant Notification Letter.  If there are any Leases affecting the Property, a letter to tenants, duly executed by Seller and dated as of the Closing Date, satisfactory in form and substance to Purchaser, notifying each tenant that:  (i) the Property has been sold to Purchaser; (ii) all of Seller's right, title, and interest in and to the Leases and tenant deposits have been assigned to Purchaser; and (iii) commencing immediately, all rent and other payments and any notices under the Leases are to be paid and sent to Purchaser.

7.2         By Purchaser.  On or before the Closing Date, Purchaser shall deliver the following in escrow to the Escrow Holder:

7.2.1          Purchase Price.  The Purchase Price in accordance with Section 3 above.

7.2.2          Tax Affidavit.  In the event the conveyance of the Property is subject to an excise tax or transfer tax, Purchaser shall sign and deliver an affidavit or other form required by the applicable jurisdiction.

7.2.3          Prorations.  The amount due Seller, if any, after the prorations are computed in accordance with Section 10 below.

7.2.4          Assignment and Assumption of Leases.  If there are any Leases affecting the Property, an assignment and assumption of Leases duly executed and acknowledged by Purchaser in the form attached hereto as Exhibit C.

7.2.5          Proof of Authority.  Such proof of Purchaser's authority and authorization to enter into this Agreement and consummate the transaction contemplated by it, and such proof of the power and authority of the persons executing and/or delivering any instruments, documents, or certificates on behalf of Purchaser to act for and bind Purchaser, as may be reasonably required by the Escrow Holder and/or Seller.

7.3         Deliveries to Purchaser at Closing.  Seller shall relinquish possession of the Property to Purchaser at close of escrow.  On or before the Closing Date, Seller shall deliver to Purchaser possession of the following:

7.3.1          Keys.  All keys in the possession of Seller to all entrance doors to the improvements on the Property, which keys shall be properly tagged for identification.

7.3.2          Leases.  Originals of any Leases or, to the extent an original Lease is unavailable, a copy of it with a certificate executed by Seller warranting the authenticity of the copy.

8.           Title Insurance.  It shall be a condition to closing that Purchaser receive a commitment from the Escrow Holder to issue, at Seller's expense, a standard ALTA owner's title insurance policy in the amount of the Purchase Price, insuring title to the Property to be vested in Purchaser or its nominees, subject only to the standard printed exceptions, nondelinquent real property taxes, and the Permitted Exceptions.  Seller will also indemnify Purchaser against all mechanic liens stemming from the time period prior to Purchaser’s purchase of the Property.  Purchaser may, if Purchaser so elects, cause the title policy to be issued as an extended coverage policy, provided Purchaser pays the additional premium and all survey costs associated therewith.

9.           Adjustments. Seller shall pay for the standard coverage title insurance policy, one-half of all escrow fees and costs, all excise and transfer taxes, and Seller's share of prorations pursuant to Section 10 below.  Purchaser shall pay recording charges, one-half of all escrow fees and costs, and Purchaser's share of prorations pursuant to Section 10 below.  Purchaser and Seller shall each pay its own legal and professional fees of other consultants incurred by Purchaser and Seller, respectively.

10.         Prorations.

10.1      General.  Rental, revenues, and other income, if any, from the Property and presently existing taxes, assessments, improvement bonds, and other expenses, if any, affecting the Property, shall be prorated as of the day following the Closing Date.  Any assessments that may be paid in installments at the option of the owner shall be prorated as though the owner has elected to pay over the longest available period of time.  For the purpose of calculating prorations, Purchaser shall be deemed to be in title to the Property and, therefore, entitled to the income and responsibility for the expenses for the entire day following the Closing Date.

10.2      Recapture of Property Taxes.  Any recapture of property taxes (such as might occur as a result of an act such as a change in the use of the Property that affects a special property tax designation, including without limitation special designations for farm, timber, or historical uses of the Property) that accrues on or after the Closing Date shall be allocated to Purchaser even if the computation of the amount of such recapture taxes is based on taxes paid prior to the Closing Date.  Any recapture of property taxes that accrues prior to the Closing Date shall be allocated to Seller, but if the recapture occurred as a result of an action taken at the request of or for the benefit of Purchaser after the Effective Date, such recaptured property taxes shall be allocated to Purchaser.

10.3       Delinquent Rentals.  Rentals are delinquent when payment of rent is due on or before the Closing Date but has not been made.  Delinquent rentals shall be prorated between Purchaser and Seller as specified above but not until the rents are actually collected.  Seller shall have the right to collect any delinquent rental, but shall not have the obligation to do so.  Delinquent rentals collected by Seller or Purchaser, net of costs of collection (including attorney fees), shall be applied first against sums owed to Seller for delinquent rent before the Closing Date, and then to Purchaser for delinquent rent after the Closing Date.  Purchaser and Seller agree that any payments due to either party as a result of collected delinquent rentals shall be payable when received.

10.4       Tenant Deposits.  The amount of all tenant deposits held under the Leases shall be credited to the account of Purchaser at closing.

11.         Disbursements and Other Actions by Escrow Holder.  At closing, the Escrow Holder shall do the following:

11.1       Funds.  Disburse all funds deposited with the Escrow Holder by Purchaser in payment of the Purchase Price as follows:

11.1.1        Deduct all items chargeable to the account of Seller pursuant to Section 9 and Section 10 above.

11.1.2        Disburse the balance of the Purchase Price to Seller promptly upon closing.

11.2       Delivery.  Deliver the deed or deeds to Purchaser.  Purchaser may thereafter cause the deed or deeds to be recorded in the appropriate official records.

11.3       Tax Affidavit.  File any excise tax affidavit or transfer tax form with the applicable governmental entity.

11.4       Title Policy.  Issue the title policy to Purchaser.

11.5       Disbursement of Documents.  Disburse to Purchaser the FIRPTA certificate, one copy of the assignment and assumption of leases, the tenant notification letters, and any other documents (or copies thereof) deposited into escrow by Seller pursuant hereto.  Disburse to Seller one copy of the assignment and assumption of leases and any other document (or copies thereof) deposited into escrow by Purchaser pursuant hereto.

12.         Property "As-Is."

12.1       No Representations and Warranties.  Purchaser is purchasing the Property for investment purposes and not for personal or consumer purposes.  Purchaser specifically acknowledges and agrees that Seller is selling and Purchaser is purchasing the Property on an "as is with all faults" basis and that Purchaser is not relying on any representations or warranties of any kind, whatsoever, express or implied, from Seller or its agents as to any matters concerning the Property.  No person acting on behalf of Seller is authorized to make, and by execution hereof, Purchaser acknowledges and agrees that, except for the representations, warranties, covenants, and agreements expressly set forth in this Agreement, Seller has not made, does not make and specifically negates and disclaims any representations, warranties, covenants, or agreements of any kind or character whatsoever, whether express or implied, oral or written, past, present or future, of, as to, concerning or with respect to:

12.1.1        the value of the Property;

12.1.2        the income to be derived from the Property;

12.1.3        the suitability of the Property for any and all activities and uses which Purchaser may conduct thereon, including any development of the Property;

12.1.4        the habitability, merchantability, marketability, profitability or fitness for a particular purpose of the Property;

12.1.5        the manner, quality, state of repair or lack of repair of the Property;

12.1.6        the nature, quality or condition of the Property, including without limitation, the water, soil and geology;

12.1.7        the compliance of or by the Property or its operation with any laws, rules, ordinances or regulations of any applicable governmental authority or body;

12.1.8        the manner, condition or quality of the construction or materials, if any, incorporated into the Property;

12.1.9        compliance with any law, rule, or regulation pertaining to hazardous wastes or substances;

12.1.10      the presence or absence of hazardous wastes or substances at, on, under, or adjacent to the Property;

12.1.11      the content, completeness, or accuracy of any materials prepared by Seller or compiled by Seller and delivered to Purchaser;

12.1.12      the existence or location of any wetlands or other protected habitat;

12.1.13      the conformity of the Property to past, current or future applicable zoning or building requirements;

12.1.14      efficiency or condition of any drainage;

12.1.15      whether all or a portion of the Property may be located on or near an earthquake fault line or located in an earthquake zone or tsunami zone;

12.1.16      the existence of vested land use, zoning or building entitlements affecting the Property;

12.1.17      the existence, quality, nature, adequacy and physical condition of utilities serving the Property;

12.1.18      access to and from the Property to roads and highways and beach access to and from the Property;

12.1.19      the economics of development or operation of the Property; or

12.1.20      with respect to any other matter concerning the Property, including any and all such matters referenced, discussed or disclosed in any documents delivered by Seller to Purchaser, in any public records of any governmental agency or entity or utility company or in any other documents available to Purchaser.

12.2       Waiver and Release.  By paying the Purchase Price, Purchaser waives all claims for rescission of this sale or deduction or return of all or part of the Purchase Price due to any defect or vice in the land, improvements or component parts thereof.  Additionally, Purchaser and anyone claiming by, through, or under Purchaser hereby fully and irrevocable waives and releases Seller and each of its shareholders, employees, officers, managers, members, representatives, agents, successors and assigns (collectively "Seller Party") from any and all claims that it may now have or hereafter acquire against any Seller Party for and against any costs, losses, demands, penalties, fines, liens, judgments, injuries, liabilities, damages, expenses, demands, claims, actions or causes of action, whether direct or indirect, known or unknown, foreseen or unforeseen, arising from or related to the Property, or any portion thereof, and/or any construction defects, errors, omissions, or other conditions, latent or otherwise, geotechnical and seismic, affecting the Property, or any portion thereof, including, without limitation (i) the environmental condition of the Property or any law applicable thereto and (ii) the items described in Section 12.1.

12.3       Indemnity.  Purchaser hereby agrees to defend, indemnify and hold each Seller Party harmless from any and all claims, demands, causes of action, liabilities, fees, and expenses (including without limitation reasonable attorney fees and expenses and court costs) asserted by or accruing in favor of any third party on account of property damage or personal injury related to or arising out of acts or events occurring during Purchaser's period of ownership of the Property or any claim or liability arising out of the condition of the Property.

12.4       Survival.  The provisions of this Section 12 shall indefinitely survive the closing hereunder or termination of this Agreement and shall not be merged into the deed.

13.         Default; Remedies.

13.1       Default by Purchaser.  In the event the conditions set forth in Section 6.1 are fully satisfied or waived by Purchaser and Purchaser nevertheless fails, through no fault of Seller, to close its acquisition of the Property, retention of the Earnest Money by Seller shall be Seller's sole remedy.  Purchaser and Seller agree that it would be impractical and extremely difficult to estimate the damages suffered by Seller as a result of Purchaser's failure to complete the purchase of the Property pursuant to this Agreement, and that under the circumstances existing as of the date of this Agreement, the Earnest Money represents a reasonable estimate of the damages which Seller will incur as a result of such failure.  Said amount will be the full, agreed and liquidated damages for the breach of this Agreement by Purchaser.  The payment of such amount is not intended as a forfeiture or penalty, but is intended to constitute liquidated damages to Seller.  Upon default by Purchaser as stated above, this Agreement may be terminated by Seller by written notice to Purchaser and neither party will have any further rights or obligations hereunder, except for the right of Seller to collect such liquidated damages from Purchaser and except for such rights and obligations as expressly survive the termination of this Agreement.

13.2       Default by Seller.  In the event Seller fails to perform its obligations under this Agreement, Purchaser shall be entitled to elect to:  (a) enforce specific performance of this Agreement; (b) recover damages from Seller equal to the amount actually expended by Purchaser in connection with its investigation of the Property; or (c) rescind this Agreement and receive a return of the Earnest Money.  As a material inducement to Seller, Purchaser waives the right to recover any consequential damages, any damages measured by the loss of the benefit of the bargain, any special or indirect damages, and any damages other than the direct out-of-pocket damages authorized above.

14.         Seller's Limited Right to Continue to Market the Property.  Upon execution and delivery of this Agreement and so long as this Agreement is in effect, Seller will not market a substantial portion of the Property or sell a substantial portion of the Property to an institutional buyer on a bulk sale basis.

15.         Damage or Destruction; Condemnation. Until close of escrow, the risk of loss shall be retained by Seller.  In the event all or any material portion of the Property is damaged, destroyed, or condemned or threatened with condemnation before the close of escrow, Purchaser may terminate this Agreement.  In such event, escrow will be terminated, the Earnest Money deposit and accrued interest thereon will be promptly returned to Purchaser, and this Agreement shall have no further force or effect whatsoever.  If a nonmaterial portion of the Property is destroyed or condemned, this Agreement shall remain in full force and effect, including, without limitation, Purchaser's obligation to close this transaction as provided for herein and to pay the full Purchase Price to Seller.  In such event, Purchaser shall be assigned all insurance proceeds or condemnation proceeds payable to or for the account of Seller.

16.         Assignment. Purchaser shall have the right to assign its rights and obligations under this Agreement, upon giving prior written notice to Seller, to any entity in which Purchaser holds a majority equity interest, as long as the assignee expressly assumes the obligations of Purchaser and the assignee demonstrates to Seller's satisfaction that it has the financial ability to perform.  Any such assignee shall succeed to all the rights and remedies under this Agreement.  Notwithstanding the foregoing, no such assignment shall relieve Purchaser from its liability under this Agreement.  In the event of assignment, the assignor waives notice, presentment, any defenses arising from subsequent modification of this Agreement, and any defenses other than those that may be raised by the assignee.

17.         Miscellaneous.

17.1       Time of Essence.  Time is of the essence of Purchaser's obligations under this Agreement.

17.2       Survival.  Except as expressly otherwise provided herein, the provisions of this Agreement that contemplate performance after closing and the obligations of the parties not fully performed at closing shall survive closing and be fully enforceable thereafter.

17.3       Counting of Days.  In computing any period of time described in this Agreement, the day of the act or event after which the designated period of time begins to run is not to be included and the last day of the period so computed is to be included.  The last day of any period of time described herein shall be deemed to end at 5:00 p.m., Portland, Oregon, time.  Whenever a time period set forth in this Agreement would otherwise expire on a Saturday, Sunday, or banking or federally recognized holiday, such time period shall be deemed extended to the next following day which is not one of the foregoing.  Whenever a time period set forth in this Agreement extends beyond the scheduled Closing Date, the Closing Date shall be extended to allow Purchaser the full benefit of such time period, except that in no event shall the Closing Date be later than December 30, 2009.

17.4       Notices. Notices under this Agreement shall be in writing and shall be effective when actually delivered or two days after being deposited in the United States Mails, certified, return receipt requested, directed to the other party at the address set forth below, or to such other address as the party may indicate by written notice to the other party, or when sent by facsimile directed to the other party at the facsimile number set forth below, or such other facsimile number as the party may indicate by written notice to the other party:

If to Seller:	West Coast Bank
Attn: Lisa Dow
500 E. Broadway, Suite 300
Post Office Box 1087
Vancouver, WA 98666
Fax: (360) 695-4788
Telephone: (360) 906-4260

With a copy to:	Jonathon L. Goodling
Miller Nash llp
111 S.W. Fifth Avenue, Suite 3400
Portland, OR 97204
Fax: (503) 205-8539
Telephone: (503) 205-2522

If to Purchaser:	Sierra Capital Investment Partners, Inc
Attn: Keffer C. Norris, President/CEO
3655 Nobel Drive, Suite 330
San Diego, CA 92122
Fax: (858) 630-2053
Telephone: (858) 509-3495

Sierra Capital Investment Partners, Inc
Attn: Dann Schuetz, V.P. Acquisitions
3655 Nobel Drive, Suite 330
San Diego, CA 92122
Fax: (858) 630-2053
Telephone: (858) 509-3495

With a copy to:	Sierra Capital Investment Partners, Inc
Attn: David John Ruyle, Esq.
3655 Nobel Drive, Suite 330
San Diego, CA 92122
Fax: (858) 630-2053
Telephone: (858) 509-3495

17.5       Partial Invalidity.  If any term or provision of this Agreement or the application to any person or circumstance shall, to any extent, be invalid or unenforceable, the remainder of this Agreement, or the application of such term or provision to persons or circumstances other than those to which it is held invalid or unenforceable, shall not be affected thereby, and each such term and provision of this Agreement shall be valid and be enforced to the fullest extent permitted by law.

17.6       Waivers.  No waiver of any breach of any covenant or provision contained herein shall be deemed a waiver of any preceding or succeeding breach thereof, or of any other covenant or provision herein contained.  No extension of time for performance of any obligation or act shall be deemed an extension of the time for performance of any other obligation or act.

17.7       Successors and Assigns.  This Agreement shall be binding on and shall inure to the benefit of the permitted successors and permitted assigns of the parties to it.

17.8       Attorney Fees.  In the event a party to this Agreement brings any action or suit against another party to this Agreement by reason of any breach of any of the covenants, agreements, or provisions on the part of the other party arising out of this Agreement, then in that event the prevailing party shall be entitled to have and recover from the other party all costs and expenses of the action or suit, including actual attorney fees, costs, and expenses at trial and on appeal.

17.9       Entire Agreement.  This Agreement (including any exhibits attached to it) is the final expression of, and contains the entire agreement between, the parties with respect to the subject matter of the Agreement and supersedes all prior understandings with respect to it.  This Agreement may not be modified, changed, supplemented, or terminated, nor may any obligations under it be waived, except by written instrument signed by the party to be charged or by its agent duly authorized in writing or as otherwise expressly permitted herein.  The parties do not intend to confer any benefit on any person, firm, or corporation other than the parties hereto.

17.10     Construction.  Headings at the beginning of each paragraph and subparagraph are solely for the convenience of the parties and are not a part of this Agreement.  Whenever required by the context of this Agreement, the singular shall include the plural, and the masculine shall include the feminine, and vice versa.  This Agreement shall not be construed as if it had been prepared by one of the parties, but rather as if both parties had prepared it.  Unless otherwise indicated, all references to paragraphs and subparagraphs are to this Agreement.  All exhibits referred to in this Agreement are attached and incorporated by this reference.

17.11     Governing Law. The parties expressly agree that this Agreement shall be governed by, interpreted under, and construed and enforced in accordance with the laws of the state in which the Property is located.

17.12     Brokers.  Purchaser represents that Purchaser is not required to pay any real estate commission or any other fee or similar charge to any person or entity in connection with this Agreement or the transactions contemplated by this Agreement.  Purchaser shall defend, indemnify, and hold Seller harmless from and against any and all claims or demands with respect to fees or other compensation asserted as a result of Purchaser's engagement of a broker in connection with this Agreement.  Seller shall defend, indemnify, and hold Purchaser harmless from and against any and all claims or demands with respect to fees or other compensation asserted as a result of Seller's engagement of a broker in connection with this Agreement.

17.13     Oregon Statutory Disclaimer.  The following notice is provided with respect to any portion of the Property that is located in Oregon:  THE PROPERTY DESCRIBED IN THIS INSTRUMENT MAY NOT BE WITHIN A FIRE PROTECTION DISTRICT PROTECTING STRUCTURES.  THE PROPERTY IS SUBJECT TO LAND USE LAWS AND REGULATIONS THAT, IN FARM OR FOREST ZONES, MAY NOT AUTHORIZE CONSTRUCTION OR SITING OF A RESIDENCE AND THAT LIMIT LAWSUITS AGAINST FARMING OR FOREST PRACTICES, AS DEFINED IN ORS 30.930, IN ALL ZONES.  BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON TRANSFERRING FEE TITLE SHOULD INQUIRE ABOUT THE PERSON'S RIGHTS, IF ANY, UNDER ORS 195.300, 195.301 AND 195.305 TO 195.336 AND SECTIONS 5 TO 11, CHAPTER 424, OREGON LAWS 2007.  BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FEE TITLE TO THE PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY PLANNING DEPARTMENT TO VERIFY THAT THE UNIT OF LAND BEING TRANSFERRED IS A LAWFULLY ESTABLISHED LOT OR PARCEL, AS DEFINED IN ORS 92.010 OR 215.010, TO VERIFY THE APPROVED USES OF THE LOT OR PARCEL, TO VERIFY THE EXISTENCE OF FIRE PROTECTION FOR STRUCTURES AND TO INQUIRE ABOUT THE RIGHTS OF NEIGHBORING PROPERTY OWNERS, IF ANY, UNDER ORS 195.300, 195.301 AND 195.305 TO 195.336 AND SECTIONS 5 TO 11, CHAPTER 424, OREGON LAWS 2007.

17.14     Counterparts.  This Agreement may be executed in several counterparts, each of which shall be deemed an original but all of which, taken together, shall constitute one instrument.  The parties agree to accept facsimile and .pdf signature pages and hereby waive any defense to the validity of this Agreement based on any such facsimile or .pdf copies of signatures.

17.15     Effective Date.  The "Effective Date" of this Agreement is the later of the two dates shown beneath the parties' signatures below.

IN WITNESS WHEREOF, the parties have executed this Agreement effective on the date first set forth above.

Seller:	WEST COAST BANK, an Oregon banking corporation

	By:	/s/ Hadley Robbins
	Name:	Hadley Robbins
	Title:	Executive Vice President
	Date:	December 29, 2009

Purchaser:
S-CAP 09-5080, LLC, A Delaware Limited Liability Company

By: Sierra Capital Investment Partners, Inc, a Delaware Corporation, Manager,

By:

	Name:	/s/ Keffer C. Norris

	Title:	President/CEO

	Date:	December 30, 2009

	Name:	/s/ Jim Matheson

	Title:	V.P. of Acquisitions

	Date:	December 30, 2009

EXHIBIT A

Real Property Descriptions and Price Memorandum

This Price Memorandum is attached pursuant to the Bulk Purchase and Sale Agreement between West Coast Bank, as seller, and, S-CAP 09-5080, LLC, as Purchaser.  By signing the Agreement, the parties hereby agree that the purchase price for the improved real property identified below shall be the amount or amounts set forth below:

Address	City	State	Zip	Current List	Purchase Price
255 29th Street	Astoria	OR	97103	$399,000.00	$239,525.00
22912 NE Kaskillah Drive	Battle Ground	WA	98604	$439,900.00	$255,600.00
900 SE 9th Circle	Battle Ground	WA	98604	$215,000.00	$117,150.00
6050 E Street	Bay City	OR	97141	$399,000.00	$282,425.00
342 E. Birnie Slough Rd	Cathlamet	WA	98612	$205,000.00	$99,400.00
34212 Brittany Court	Chiloquin	OR	97624	$159,900.00	$102,950.00
34535 Castle Dr.	Chiloquin	OR	97624	$159,900.00	$102,950.00
34541 Castle Drive	Chiloquin	OR	97624	$159,900.00	$102,950.00
34659 Castle Dr.	Chiloquin	OR	97624	$255,000.00	$103,675.00
290 NE Sea Star Drive	Depoe Bay	OR	97341	$550,000.00	$260,975.00
371 SE Oak View Lane	Estacada	OR	97023	$305,000.00	$160,160.00
201 E Battles Lane	Grapeview	WA	98546	$255,000.00	$138,450.00
2697 SE Elliott Dr	Gresham	OR	97080	$475,000.00	$316,800.00
12469 SE Capri Court	Happy Valley	OR	97086	$660,000.00	$396,000.00
15067 SE Bunker Hill Court	Happy Valley	OR	97086	$535,000.00	$324,000.00
15557 SE Chelsea Morning Dr	Happy Valley	OR	97086	$599,000.00	$396,000.00
1000 Tasha Way	Lebanon	OR	97355	$292,000.00	$160,875.00
1005 Tasha Way	Lebanon	OR	97355	$258,000.00	$157,300.00
1029 Mountain River Dr.	Lebanon	OR	97355		$160,875.00
2106 Mayfly St.	Lebanon	OR	97355		$150,150.00
2112 Mayfly Street	Lebanon	OR	97355	$259,900.00	$146,575.00
2120 Mayfly St.	Lebanon	OR	97355	$259,900.00	$150,150.00
2132 Mayfly St.	Lebanon	OR	97355	$261,000.00	$150,150.00
2156 Mayfly St.	Lebanon	OR	97355	$316,250.00	$160,875.00
2157 Mayfly Street	Lebanon	OR	97355	$299,000.00	$168,025.00
2160 Mayfly St.	Lebanon	OR	97355	$302,000.00	$153,725.00
2172 Mayfly St.	Lebanon	OR	97355		$153,725.00
2188 Mayfly Street	Lebanon	OR	97355	$269,000.00	$150,150.00
2193 Mayfly St.-2nd deck	Lebanon	OR	97355	$309,900.00	$168,025.00
2194 Mayfly Street	Lebanon	OR	97355	$249,900.00	$149,100.00
2311 Mountain River Dr.	Lebanon	OR	97355	$289,900.00	$160,875.00

Address	City	State	Zip	Current List	Purchase Price
2363 Mountain River Drive	Lebanon	OR	97355	$299,000.00	$171,600.00
2375 Mountain River Drive	Lebanon	OR	97355	$285,000.00	$160,875.00
2380 Mountain River Drive	Lebanon	OR	97355		$152,650.00
2381 Mountain River Drive	Lebanon	OR	97355	$313,900.00	$160,875.00
2387 Mountain River Dr.	Lebanon	OR	97355	$309,000.00	$171,600.00
2407 Kokanee Way	Lebanon	OR	97355	$281,900.00	$164,450.00
960 Koi Alley	Lebanon	OR	97355	$280,000.00	$139,425.00
987 Robbins Way	Lebanon	OR	97355	$275,000.00	$160,875.00
990 Koi Alley	Lebanon	OR	97355	$289,900.00	$143,000.00
990 Robbins Way	Lebanon	OR	97355	$250,000.00	$153,725.00
2275 NE 36th Street	Lincoln City	OR	97367	$379,000.00	$232,375.00
2311 NE 36th	Lincoln City	OR	97367	$349,000.00	$214,500.00
2830 SW Coast Avenue	Lincoln City	OR	97367	$279,900.00	$199,485.00
8237 Dune Lake Road SE	Moses Lake	WA	98837	$399,000.00	$195,250.00
8410 North Swenson Street	Portland	OR	97203		$57,200.00
7625 Canyon Road East	Puyallup	WA	98443	$369,900.00	$198,800.00
73323 Fern Hill Road	Rainier	OR	97048	$158,900.00	$49,700.00
1704 Bartlett Hill Dr NW	Salem	OR	97304	$449,900.00	$271,700.00
10536 NW Pacific Coast Hwy	Seal Rock	OR	97376	$799,000.00	$344,700.00
15685 SW Oregon Street	Sherwood	OR	97140		$131,350.00
336 Angus Court	Terrebonne	OR	97760	$214,900.00	$144,840.00
446 Angus Ct	Terrebonne	OR	97760	$204,000.00	$134,900.00
1660 41st Ct.	WASHOUGAL	WA	98671		$113,600.00
1670 41st Ct.	WASHOUGAL	WA	98671		$163,300.00
1817 North 8th Street	Washougal	WA	98671	$374,900.00	$244,950.00
1886 North 6th Street	Washougal	WA	98671	$318,950.00	$209,450.00
1926 North 6th Street	Washougal	WA	98671	$304,600.00	$213,000.00
3945 P St.	WASHOUGAL	WA	98671		$149,100.00
524,526,528 20th Street	Washougal	WA	98671		$287,550.00
530,532,534 20th Street	Washougal	WA	98671		$298,200.00
680 North R Street	Washougal	WA	98671	$327,000.00	$219,390.00
823 North P Street	Washougal	WA	98671	$329,950.00	$213,000.00
825 North P Court	Washougal	WA	98671	$287,900.00	$191,700.00
832 North P Street	Washougal	WA	98671	$312,950.00	$202,350.00
843 North P Street	Washougal	WA	98671	$298,900.00	$205,900.00
2713 Eagle Creek Drive	White City	OR	97503	$160,000.00	$106,500.00
1031 SE McKinley Street	Woodburn	OR	97071	$209,000.00	$127,800.00
286 Hillsdale Drive	Woodland	WA	98674	$426,000.00	$230,750.00
					$12,670,000.00

EXHIBIT B

Oregon Bargain and Sale Deed

When recorded return to and
after recording, all tax
statements shall be sent to:

BARGAIN AND SALE DEED
(Statutory Form)

WEST COAST BANK, an Oregon banking corporation, Grantor, conveys to ____________________________________________, a __________ limited liability company, Grantee, the real property located in _______ County, Oregon, legally described in Exhibit A attached hereto.

The true and actual consideration for this conveyance is $_________.

BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON TRANSFERRING FEE TITLE SHOULD INQUIRE ABOUT THE PERSON'S RIGHTS, IF ANY, UNDER ORS 195.300, 195.301, AND 195.305 TO 195.336 AND SECTIONS 5 TO 11, CHAPTER 424, OREGON LAWS 2007.  THIS INSTRUMENT DOES NOT ALLOW USE OF THE PROPERTY DESCRIBED IN THIS INSTRUMENT IN VIOLATION OF APPLICABLE LAND USE LAWS AND REGULATIONS.  BEFORE SIGNING OR ACCEPTING THIS INSTRUMENT, THE PERSON ACQUIRING FEE TITLE TO THE PROPERTY SHOULD CHECK WITH THE APPROPRIATE CITY OR COUNTY PLANNING DEPARTMENT TO VERIFY THAT THE UNIT OF LAND BEING TRANSFERRED IS A LAWFULLY ESTABLISHED LOT OR PARCEL, AS DEFINED IN ORS 92.010 OR 215.010, TO VERIFY THE APPROVED USES OF THE LOT OR PARCEL, TO DETERMINE ANY LIMITS ON LAWSUITS AGAINST FARMING OR FOREST PRACTICES, AS DEFINED IN ORS 30.930,

AND TO INQUIRE ABOUT THE RIGHTS OF NEIGHBORING PROPERTY OWNERS, IF ANY, UNDER ORS 195.300, 195.301, AND 195.305 TO 195.336 AND SECTIONS 5 TO 11, CHAPTER 424, OREGON LAWS 2007.

DATED this __ day of ___________, 20__.

WEST COAST BANK

By:
Name:
Title:

State of Washington	)
) ss.
County of Clark	)

I certify that I know or have satisfactory evidence that                                          is/are the person(s) who appeared before me, and said person(s) acknowledged that he/she/they signed this instrument, on oath stated that he/she/they was/were authorized to execute the instrument and acknowledged it as the   of West Coast Bank, an Oregon banking corporation, to be the free and voluntary act of such party for the uses and purposes mentioned in the instrument.

Dated: ____________________, 2009.

Notary Seal

Notary Public for Washington

Name of Notary

My appointment expires:_______________________________

EXHIBIT B-1

Washington Bargain and Sale Deed

RECORDING REQUESTED BY
AND WHEN RECORDED RETURN TO:

Grantors	:
Grantee	:
Abbreviated Legal	:
Assessor’s Tax Parcel No.	:
Other Reference Nos.	:

BARGAIN AND SALE DEED

Grantor, _________________________, for and in consideration of________________, in hand paid, bargains, sells, and conveys to Grantee, ____________________, the following described real estate situated in the County of _____________, State of Washington:

See Exhibit A.

Subject to all encumbrances of record and the rights of lessees and any other parties in possession.

DATED this ____ day of ____________, 20__.

GRANTOR:

WEST COAST BANK

By:
Name:
Title:

State of Washington	)
) ss.
County of __________________________________	)

I certify that I know or have satisfactory evidence that ________________ is the persons who appeared before me, and said persons acknowledged that they signed this instrument and acknowledged it to be their free and voluntary act for the uses and purposes mentioned in the instrument.

Dated: ____________________, 20__.

Notary Seal

Notary Public for Washington

Name of Notary

My appointment expires:_______________________________

EXHIBIT C

ASSIGNMENT AND ASSUMPTION OF LEASES

THIS ASSIGNMENT AND ASSUMPTION OF LEASES ("Assignment") is dated December ___, 2009, by and between WEST COAST BANK, an Oregon banking corporation ("Seller"), and ____________________________ ("Purchaser"), with reference to the following:

A.           Seller and Purchaser have entered into that certain Purchase and Sale Agreement effective as of _____________, 2009, as it may be amended to date (the "Purchase Agreement").

B.           Pursuant to the Purchase Agreement, Seller is selling to Purchaser, simultaneously with the delivery of this Assignment and Assumption of Leases, certain real property (the "Property") described in Exhibit A attached hereto and incorporated herein by this reference.

C.           Seller, as lessor, is party to certain leases which relate to the rental of some or all of the Property.  Said interest in leases and all amendments or modifications thereto are referred to herein, collectively, as the "Leases" and, individually, as a "Lease."

D.           Exhibit B attached hereto and incorporated herein by this reference is a list of such leases setting forth, to the best of Seller's knowledge, all Leases currently affecting the Property and listing for each Lease:  (a) the tenant, (b) the date of the Lease, and (c) the address of the leased premises.

E.           An original of each of the Leases, or to the extent an original lease is not available, a copy of it with a certificate executed by Seller warranting the authenticity of the copy, together with any written amendments or modifications thereto, will be supplied by Seller to Purchaser at the closing of the sale of the Property.

NOW THEREFORE, FOR VALUABLE CONSIDERATION, Seller and Purchaser agree as follows:

1.           Assignment.  Seller hereby assigns and transfers to Purchaser all of Purchaser's right, title, and interest in and to the Leases, and all deposits and guaranty agreements with respect thereto.

2.           Assumption.  Purchaser hereby accepts the foregoing assignment and hereby assumes all of the duties, obligations and responsibilities of the lessor under the Leases first arising and accruing after the closing of the sale contemplated in the Purchase Agreement.  Purchaser further assumes the obligations of Seller to tenants under the Leases with respect to any refundable deposits paid to Seller by tenants, to the extent that Seller has transferred those deposits to Purchaser.  Purchaser hereby agrees to defend and indemnify Seller from and against any and all claims, costs, liabilities, damages and expenses (including related attorneys' fees) arising under or in connection with any of the Leases and accruing after the closing of the transaction contemplated in the Purchase Agreement.

3.           Attorney Fees.  In the event of any litigation between Seller and Purchaser arising under this Assignment or concerning the meaning or interpretation of any provision hereof, the losing party shall pay the prevailing party's costs and expenses of litigation, including, without limitation, reasonable attorneys' fees at trial and upon appeal or petition for review.

IN WITNESS WHEREOF, Seller and Purchaser have executed this Assignment/Assumption as of the day and year first above written.

WEST COAST BANK

By:	By:

Name:	Name:

Title:	Title:

EXHIBIT A
TO ASSIGNMENT AND ASSUMPTION OF LEASES

Legal Description

Bulk Sale - Rentals and
Occupied

Note Number	Property Type	Collateral Address	Collateral City	Collateral State	County
48012441	Home	34659 Castle Dr.	Chiloquin	OR	Klamath
48013670	Home	201 E Battles Lane	Grapeview	WA	Mason
48011314	Home	2106 Mayfly St.	Lebanon	OR	Linn
48011843	Home	2160 Mayfly St.	Lebanon	OR	Linn
48012463	Home	987 Robbins Way	Lebanon	OR	Linn
48011649	Home	2172 Mayfly St.	Lebanon	OR	Linn
48012268	Home	960 Koi Alley	Lebanon	OR	Linn
48011433	Home	2156 Mayfly St.	Lebanon	OR	Linn
48011350	Home	2188 Mayfly Street	Lebanon	OR	Linn
48011339	Home	1029 Mountain River Dr.	Lebanon	OR	Linn
48011315	Home	2132 Mayfly St.	Lebanon	OR	Linn
48011451	Home	1005 Tasha Way	Lebanon	OR	Linn
48014187	Home	2375 Mountain River Drive	Lebanon	OR	Linn
48012818	Home	1000 Tasha Way	Lebanon	OR	LINN
48010945	Home	530,532,534 20th Street	Washougal	WA	Clark
48010949	Home	524,526,528 20th Street	Washougal	WA	Clark
80000806	Home	1670 41st Ct.	WASHOUGAL	WA	CLARK

EXHIBIT B
TO ASSIGNMENT AND ASSUMPTION OF LEASES

Description of Leases

Tenant	Date	Address of Leased Premises

Bulk Sale - Rentals and
Occupied

Note Number	Property Type	Collateral Address	Collateral City	Collateral State	County
48012441	Home	34659 Castle Dr.	Chiloquin	OR	Klamath
48013670	Home	201 E Battles Lane	Grapeview	WA	Mason
48011314	Home	2106 Mayfly St.	Lebanon	OR	Linn
48011843	Home	2160 Mayfly St.	Lebanon	OR	Linn
48012463	Home	987 Robbins Way	Lebanon	OR	Linn
48011649	Home	2172 Mayfly St.	Lebanon	OR	Linn
48012268	Home	960 Koi Alley	Lebanon	OR	Linn
48011433	Home	2156 Mayfly St.	Lebanon	OR	Linn
48011350	Home	2188 Mayfly Street	Lebanon	OR	Linn
48011339	Home	1029 Mountain River Dr.	Lebanon	OR	Linn
48011315	Home	2132 Mayfly St.	Lebanon	OR	Linn
48011451	Home	1005 Tasha Way	Lebanon	OR	Linn
48014187	Home	2375 Mountain River Drive	Lebanon	OR	Linn
48012818	Home	1000 Tasha Way	Lebanon	OR	LINN
48010945	Home	530,532,534 20th Street	Washougal	WA	Clark
48010949	Home	524,526,528 20th Street	Washougal	WA	Clark
80000806	Home	1670 41st Ct.	WASHOUGAL	WA	CLARK